ANNUAL REPORT



STATE FARM INTERIM FUND, INC.

ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:(309) 766-2029

For Price Information ONLY:
1-800/447-0740






                                                       November 30, 1996






This report is not to be distributed unless preceded or accompanied by a prospectus.

                     STATE FARM INTERIM FUND, INC.


Dear Shareowner:

   Interest rates fluctuated broadly over the past fiscal year. Yields on the U.S. Treasury securities held by your Fund spent the first half of the year moving significantly higher and then trended lower over the last six months. At the end of the fiscal year, investments in the Fund's portfolio were yielding about 30 basis points (a basis point is
 .01%) more than they were producing one year ago. The rise in yields caused the net asset value of the Fund to fall 1.7% over the past twelve months. The Fund's total return, which considers the reinvestment of dividends and the change in net asset value, for the year was 5.4%.
   The following graph compares a $10,000 investment in the Interim Fund over the last ten years to theoretical investments of the same amount in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Three-year Treasury Index:

                    COMPARISON OF CHANGE IN VALUE OF
                    $10,000 INVESTMENT FOR THE YEARS
                           ENDED NOVEMBER 30

                     Fund's Avg Annual Total Return
                     1 YEAR      5 YEAR     10 YEAR
                      5.44%       6.18%      7.22%

                                                          LEHMAN
                     INTERIM           LEHMAN              3-YR
                       FUND           INTERMED*           TREAS**
------------------------------------------------------------------
1986                 $10,000          $10,000            $10,000
1987                  10,337           10,286             10,368
1988                  11,025           11,024             11,038
1989                  12,326           12,397             12,273
1990                  13,347           13,421             13,308
1991                  14,866           15,150             14,979
1992                  15,937           16,389             16,131
1993                  17,173           17,895             17,378
1994                  17,025           17,593             17,605
1995                  18,836           19,990             19,813
1996                  20,082           21,110             20,908

Past performance is not predictive of future performance.

* The Lehman Brothers Intermediate Treasury Index contains approximately 130 U.S. Treasury Securities with maturities ranging from one to ten years.
** The Lehman Brothers Three-Year Index contains the U.S. Treasury issue with approximately a three year maturity which has been issued most recently.

   The Lehman Brothers indeces represent unmanaged groups of notes and bonds that differ from the composition of the Interim Fund. Unlike an investment in the Interim Fund, theoretical investments in the indeces do not reflect expenses.

   Movements of interest rates on intermediate and long-term obligations continue to be heavily influenced by how investors view the pace of general domestic economic activity and the prospects for inflation. With the economy seeming to slow from its speed of the second quarter to a more sustainable pace, inflation in check, and monetary policy on hold, bond prices have been rallying since the end of August. Results of the election, prospects for a plan to balance the federal budget and heavy purchases of U.S. bonds by foreign investors have added further support to bond prices over this period.
   The prevailing mood in bond markets was obviously quite optimistic at the end of the Fund's fiscal year. We again remind you that markets are very anticipatory these days, and investor sentiment can change rapidly in unpredictable ways. In fact, as this is being written, interest rates are rising a bit based on some recently released strong economic data. Only time will tell if a significant change in market fundamentals or investor perceptions is now occurring.
   The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues which mature regularly over the next six years. The weighted average maturity of long-term investments presently stands at three years.
   As always, we encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a mutual fund. The relatively short maturity structure of the Interim Fund portfolio will tend to mitigate fluctuations in its net asset value. The high quality investments of the Fund provide a dependable flow of dividend income.
   As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.


Sincerely,



Kurt G. Moser                          John S. Concklin
Vice President                         Vice President

December 17, 1996

                     REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Interim Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Interim Fund, Inc. as of November 30, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Interim Fund, Inc. at November 30, 1996, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1987, in conformity with generally accepted accounting principles.


                                                      ERNST & YOUNG LLP


Chicago, Illinois
December 13, 1996

                     STATE FARM INTERIM FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


PRINCIPAL
 AMOUNT                                                                                                   VALUE
            LONG-TERM INVESTMENTS -- U.S. TREASURY
              OBLIGATIONS (94.5%):
$2,000,000       8%, due January 15, 1997                                                             $  2,006,400
 1,000,000       6 3/4%, due February 28, 1997                                                           1,003,600
 1,000,000       6 7/8%, due March 31, 1997                                                              1,005,160
 1,000,000       8 1/2%, due April 15, 1997                                                              1,011,620
 1,500,000       8 1/2%, due May 15,1997                                                                 1,521,375
 1,000,000       6 3/8%, due June 30, 1997                                                               1,006,140
 2,000,000       8 1/2%, due July 15, 1997                                                               2,037,840
 1,750,000       8 5/8%, due August 15, 1997                                                             1,788,623
 1,000,000       5 1/2%, due September 30, 1997                                                          1,000,880
 3,500,000       8 3/4%, due October 15, 1997                                                            3,597,440
 3,000,000       7 7/8%, due January 15, 1998                                                            3,077,580
 1,000,000       8 1/8%, due February 15, 1998                                                           1,030,110
 3,000,000       7 7/8%, due April 15, 1998                                                              3,091,920
   750,000       5 1/8%, due June 30, 1998                                                                 745,545
 3,000,000       8 1/4%, due July 15, 1998                                                               3,123,690
 1,000,000       4 3/4%, due September 30, 1998                                                            985,990
 4,000,000       7 1/8%, due October 15, 1998                                                            4,108,440
 4,000,000       6 3/8%, due January 15, 1999                                                            4,061,840
 1,000,000       5 7/8%, due March 31, 1999                                                              1,005,250
 3,750,000       7%, due April 15, 1999                                                                  3,862,163
 4,000,000       6 3/8%, due July 15, 1999                                                               4,070,160
 4,000,000       6%, due October 15, 1999                                                                4,037,560
 2,000,000       6 3/8%, due January 15, 2000                                                            2,038,840
 2,000,000       8 1/2%, due February 15, 2000                                                           2,159,980
 1,000,000       6 7/8%, due March 31, 2000                                                              1,034,140
 2,000,000       5 1/2%, due April 15, 2000                                                              1,986,480
 1,000,000       6 3/4%, due April 30, 2000                                                              1,030,560
 1,000,000       8 7/8%, due May 15, 2000                                                                1,097,580
 4,000,000       8 3/4%, due August 15, 2000                                                             4,393,200
 3,750,000       8 1/2%, due November 15, 2000                                                           4,107,112
 4,000,000       7 3/4%, due February 15, 2001                                                           4,289,280
 4,000,000       8%, due May 15, 2001                                                                    4,341,320
 4,000,000       7 7/8%, due August 15, 2001                                                             4,333,720
 4,000,000       7 1/2%, due November 15, 2001                                                           4,282,160
 3,000,000      14 1/4%, due February 15, 2002                                                           4,120,200
 4,000,000       7 1/2%, due May 15, 2002                                                                4,305,680
 5,000,000       6 3/8%, due August 15, 2002                                                             5,123,150
 3,000,000      11 5/8%, due November 15, 2002                                                           3,857,700
                                                                                                      ------------
              Total long-term investments (cost: $103,190,743)                                         101,680,428
            SHORT-TERM INVESTMENTS (4.1%)
 3,000,000      U.S. Treasury bills, 5.005% to 5.155% effective yield, due 12-1996 to 2-1997             2,982,330
   965,000      Ford Motor Credit Company, 5.40%, 12-3-1996                                                965,434
   510,000      Ford Motor Credit Company, 5.30%, 12-3-1996                                                510,301
                                                                                                      ------------
              Total short-term investments (cost: $4,456,951)                                            4,458,065
                                                                                                      ------------
            TOTAL INVESTMENTS (98.6%)(cost:$107,647,694)                                               106,138,493
            CASH AND OTHER ASSETS, LESS LIABILITIES (1.4%)                                               1,505,819
                                                                                                      ------------
            NET ASSETS (100.00%)                                                                      $107,644,312
                                                                                                      ============


Note: At November 30, 1996, net unrealized depreciation of $1,509,201 consisted of gross unrealized appreciation of $484,425 and gross unrealized depreciation of $1,993,626 based on cost of $107,647,694 for federal income tax purposes.



            See accompanying notes to financial statements.

                     STATE FARM INTERIM FUND, INC.
                  STATEMENT OF ASSETS AND LIABILITIES
                           November 30, 1996

                                 ASSETS

Investments, at value (cost $107,647,694)                                     $106,138,493
Cash                                                                               424,546
Receivable for:
  Interest                                                   $1,544,205
  Shares of the Fund sold                                     1,223,510
  Sundry                                                          3,544          2,771,259
                                                             ----------
Prepaid expenses                                                                     8,809
                                                                              -------------
    Total assets                                                               109,343,107

                       LIABILITIES AND NET ASSETS

Payable for:
  Dividends to shareowners                                    1,335,952
  Shares of the Fund redeemed                                   306,151
  Other accounts payable (including $54,030 to Manager)          56,692
                                                             ----------
    Total liabilities                                                            1,698,795
                                                                              -------------
Net assets applicable to 10,784,233 shares outstanding of
  $1 par value common stock (40,000,000 shares
  authorized)                                                                 $107,644,312
                                                                              =============


Net asset value, offering price and redemption price
  per share                                                                   $       9.98
                                                                              =============


                         ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions
  of shares on account of capital                                             $110,547,801
Accumulated net realized loss on sales
  of investments                                                                (1,394,288)
Net unrealized depreciation of investments                                      (1,509,201)
                                                                              -------------
Net assets applicable to shares outstanding                                   $107,644,312
                                                                              =============





            See accompanying notes to financial statements.

                     STATE FARM INTERIM FUND, INC.
                        STATEMENT OF OPERATIONS

                                                              YEAR ENDED NOVEMBER 30,
                                                               1996             1995

Interest income                                            $ 7,436,515        7,033,902

EXPENSES:
  Investment advisory and management fees                      177,555          170,812
  Audit fees                                                    16,242           16,310
  Legal fees                                                     1,106            1,789
  Fidelity bond expense                                          3,103            3,554
  Directors' fees                                                1,500            1,100
  Reports to shareowners                                         3,471            6,457
  Securities evaluation fees                                     2,288            2,564
  Franchise taxes                                                7,235            8,391
  Custodian fees                                                21,035           25,358
  Other                                                          6,205            8,953
                                                           -----------------------------
    Total expenses                                             239,740          245,288
    Less:custodian fees paid indirectly                         17,978           16,301
                                                           -----------------------------
    Net expenses                                               221,762          228,987
                                                           -----------------------------
Net investment income                                        7,214,753        6,804,915

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on sales of investments                   (363,957)        (321,293)
  Change in net unrealized appreciation/depreciation        (1,331,541)       4,460,809
                                                           -----------------------------
Net realized and unrealized gain (loss) on
  investments                                               (1,695,498)       4,139,516
                                                           -----------------------------
Net change in net assets resulting from operations         $ 5,519,255       10,944,431
                                                           =============================




            See accompanying notes to financial statements.

                     STATE FARM INTERIM FUND, INC.
                   STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED NOVEMBER 30,
                                                               1996             1995
From operations:
  Net investment income                                    $  7,214,753       6,804,915
  Net realized loss on sales of investments                    (363,957)       (321,293)
  Change in net unrealized appreciation/depreciation         (1,331,541)      4,460,809
                                                           -----------------------------
  Net change in net assets resulting from
    operations                                                5,519,255      10,944,431

Dividends to shareowners from net investment
  income (per share $.70 in 1996 and $.70 in 1995)           (7,214,753)     (6,804,915)

From Fund share transactions:
  Proceeds from shares sold                                  36,298,430      26,160,841
  Reinvestment of ordinary income dividends                   6,439,866       6,131,262
                                                           -----------------------------
                                                             42,738,296      32,292,103
  Less payments for shares redeemed                          38,097,084      25,990,885
                                                           -----------------------------
  Net increase in net assets from Fund share
    transactions                                              4,641,212       6,301,218
                                                           -----------------------------
Total increase in net assets                                  2,945,714      10,440,734

Net assets:
  Beginning of year                                         104,698,598      94,257,864
                                                           -----------------------------
  End of year                                              $107,644,312     104,698,598
                                                           =============================





            See accompanying notes to financial statements.

                     STATE FARM INTERIM FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION --

   Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

   SECURITY TRANSACTIONS AND INTEREST INCOME --

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

   FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS --

   Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter. Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund's fiscal year.

   FEDERAL INCOME TAXES --

   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

   The accumulated net realized loss on sales of investments at November 30, 1996, amounting to $1,394,288, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows:
$55,654 in 1997, $40,572 in 1998, $92,150 in 1999, $22,669 in 2000,
$162,716 in 2001, $335,277 in 2002, $321,293 in 2003, and $363,957 in
2004.

   A capital loss carryover of $14,537 expired in 1996 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital.

                     STATE FARM INTERIM FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


2. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.
   Under the terms of this agreement, the Fund incurred fees of $177,555 for 1996 and $170,812 for 1995. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.
   Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1996, except for directors' fees of $1,500 for 1996 and $1,100 for 1995, paid to the Fund's independent directors.

3. INVESTMENT TRANSACTIONS

   Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:



                                             1996              1995
     Purchases                           $19,122,109        20,285,313
     Proceeds from sales                  15,750,000        15,750,313
                                         =============================



4. FUND SHARE TRANSACTIONS

   Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:


                                             YEAR ENDED NOVEMBER 30,
                                             1996              1995
Shares sold                                3,641,452         2,617,200
Shares issued in reinvestment of
ordinary income dividends                    644,965           617,354
                                           ---------------------------
                                           4,286,417         3,234,554
Less shares redeemed                       3,815,161         2,615,871
                                           ---------------------------
Net increase in shares outstanding           471,256           618,683
                                           ===========================

                     STATE FARM INTERIM FUND, INC.

                          FINANCIAL HIGHLIGHTS


PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each period)

                                                                                                                SIX MONTHS   YEAR
                                                                                                                   ENDED     ENDED
                                                        YEAR ENDED NOVEMBER 30,                                NOVEMBER 30, MAY 31,
                         1996      1995      1994      1993      1992      1991      1990      1989      1988      1987      1987
Net asset value,
  beginning of
  period              $ 10.15      9.72     10.52     10.46     10.50     10.16     10.17      9.86      9.99     10.05     10.21

Income from
  Investment
  Operations
  Net investment
    income                .70       .70       .71       .74       .78       .78       .82       .81       .78       .39       .80
  Net gain or
    loss on
    securities (both
    realized and
    unrealized)          (.17)      .43      (.80)      .06      (.04)      .34      (.01)      .31      (.13)     (.06)     (.16)
                      ------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations              .53      1.13      (.09)      .80       .74      1.12       .81      1.12       .65       .33       .64

Less Distributions
  Net investment
    income               (.70)     (.70)     (.71)     (.74)     (.78)     (.78)     (.82)     (.81)     (.78)     (.39)     (.80)
  Capital gain             --        --        --        --        --        --        --        --        --        --        --
                      ------------------------------------------------------------------------------------------------------------
Total distributions      (.70)     (.70)     (.71)     (.74)     (.78)     (.78)     (.82)     (.81)     (.78)     (.39)     (.80)

Net asset value, end
  of period           $  9.98     10.15      9.72     10.52     10.46     10.50     10.16     10.17      9.86      9.99     10.05
                      ============================================================================================================


Total Return             5.44%    11.91%     (.85%)    7.82%     7.19%    11.41%     8.27%    11.82%     6.67%     6.67%(a)  6.33%

Ratios/
  Supplemental
  Data
Net assets, end of
  period (millions)   $ 107.6     104.7      94.3     103.7      85.9      66.8      52.7      42.2      32.9      23.9      16.8
Ratio of expenses to
  average net
  assets                  .23%(b)   .25%(b)   .22%      .25%      .27%      .28%      .30%      .31%      .36%      .41%(a)   .41%
Ratio of net
  investment
  income to
  average net assets     7.03%     7.00%     7.00%     7.00%     7.30%     7.65%     8.12%     8.16%     7.85%     7.78%(a)  7.77%
Portfolio turnover rate    17%       17%       15%       15%       15%       14%       14%       17%       15%        9%(a)    12%
Number of shares out-
  standing at end of
  period (millions)      10.8      10.3       9.7       9.9       8.2       6.4       5.2       4.2       3.3       2.4       1.7

Notes: (a) Ratios and rates have been calculated on an annualized basis.
       (b) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

                     STATE FARM INTERIM FUND, INC.
                            TAX INFORMATION

   The Fund paid ordinary income dividends in March, June, September and December. The dividends paid to you will be included on the Form
1099-DIV to be sent in January 1997.

   Since the Fund's investment income was derived from interest, none of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: Dividends paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code.

G 4101.38